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                                                                    EXHIBIT 99.1




                       CERTIFICATION OF REPORTING OFFICER



The undersigned hereby certifies that this Quarterly Report on Form 10-QSB fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934 and that the information contained in this report fairly presents, in all material respects, the financial conditions and results of operations of the Registrant.










Date:    9/19/02                            /s/ KENNETH C. LOWE
      --------------------       ----------------------------------------------
                                         Kenneth C. Lowe, President/
                                            Chief Executive Officer





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